SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   -----------


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 11, 2004

                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)















     ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

          On February 11, 2004, the Company issued a press release regarding its earnings for the year ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Green Mountain Power Corporation (the "Company") pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the years ended December 31, 2003, 2002 and 2001, respectively.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                              Registrant
DATED:  February  11,  2004      By:/s/Robert  J.  Griffin
                                 -------------------------
ROBERT  J.  GRIFFIN,  CHIEF  FINANCIAL  OFFICER,  VICE  PRESIDENT, AND TREASURER

DATED:  February  11,  2004     By:/s/Robert  J.  Griffin
                                -------------------------
ROBERT J. GRIFFIN, CHIEF FINANCIAL OFFICER, VICE PRESIDENT, AND TREASURER (AS PRINCIPAL FINANCIAL OFFICER)